UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2026

KENNEDY-WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive

Beverly Hills, California 90212

(Address of Principal Executive Offices) (Zip Code)

(310) 887-6400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 29, 2026, Kennedy-Wilson, Inc. (the “Issuer”), a wholly-owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc. (the “Company”), completed the issuance and sale of $1.8 billion in aggregate principal amount of senior notes, consisting of $1.1 billion aggregate principal amount of 7.000% senior notes due 2031 (the “2031 Notes”) and $700 million aggregate principal amount of 7.250% senior notes due 2033 (the “2033 Notes” and, together with the 2031 Notes, the “Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold only to “qualified institutional buyers” and persons outside the United States that are not “U.S. persons” as such terms are defined under the Securities Act.

The Notes were issued under an indenture, dated as of March 25, 2014 (the “Base Indenture”), by and among the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 2031-1, dated as of May 29, 2026 (“Supplemental Indenture No. 2031-1”), by and among the Issuer and the Trustee, with respect to the 2031 Notes and Supplemental Indenture No. 2033-1, dated as of May 29, 2026 (“Supplemental Indenture No. 2033-1”), by and among the Issuer and the Trustee, with respect to the 2033 Notes (the Base Indenture, as so supplemented, the “Indenture”). The Indenture contains customary agreements and covenants by the Company, the Issuer and the guarantors party thereto from time to time.

The 2031 Notes will mature on June 1, 2031, and bear interest at a rate of 7.000% per annum. The 2033 Notes will mature on June 1, 2033, and bear interest at a rate of 7.250% per annum. Interest on the Notes is payable semiannually in arrears on June 1 and December 1 of each year, commencing on December 1, 2026.

If the Merger (as defined and discussed below) is consummated, the Company expects to use the net proceeds from the issuance and sale of the Notes (i) to redeem in full the Issuer’s 4.750% senior notes due 2029 (the “2029 Existing Notes”) and 4.750% senior notes due 2030 (the “2030 Existing Notes”), and pay any related premiums, if any, fees and expenses, including accrued and unpaid interest with respect to the 2029 Existing Notes and 2030 Existing Notes, (ii) to make an offer to purchase (the “Offer”) the Issuer’s 5.000% senior notes due 2031 (the “2031 Existing Notes”) pursuant to the fundamental change provisions of the indenture governing the 2031 Existing Notes, and (iii) the remainder, if any, to repay all or a portion of the indebtedness outstanding under the Issuer’s unsecured credit facility and/or for general corporate purposes.

As previously announced, on May 15, 2026, the Issuer commenced the Offer upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 15, 2026, as it may be amended or supplemented from time to time, and issued notices of redemption with respect to the 2029 Existing Notes and the 2030 Existing Notes, pursuant to which the Issuer will redeem in full the 2029 Existing Notes and the 2030 Existing Notes on June 16, 2026. The consummation of the Offer and the redemption of the 2029 Existing Notes and the 2030 Existing Notes are each conditioned upon the consummation of the Merger.

As previously announced, the Company is party to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 16, 2026, as amended on March 15, 2026, by and among the Company, Kona Bidco, LLC and Kona Merger Subsidiary, Inc. (“Merger Sub”), an entity affiliated with a consortium led by William McMorrow, Chairman and Chief Executive Officer of the Company, and certain other senior executives of the Company, and including Fairfax Financial Holdings Limited (“Fairfax”), pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub would merge with and into the Company, and the Company would continue as the surviving corporation (the “Merger”).

The gross proceeds from the issuance and sale of the Notes were deposited into an escrow account for the benefit of the holders of the Notes pending the consummation of the Merger. Upon the consummation of the Merger, the escrowed property will be released pursuant to the terms of the Escrow Agreement, dated May 29, 2026, by and among the Company, the Trustee and Wilmington Trust, National Association, as escrow agent.

If the Merger is not consummated on or prior to November 16, 2026 (or such later date as agreed to by the parties to the Merger Agreement), the Notes will be subject to a special mandatory redemption, at a price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest, if any, from the issue date of the Notes to, but not including, the date of such special mandatory redemption. Fairfax, directly or through one or more of its affiliates, has committed to fund any shortfall between the amount of funds held in the escrow account and the special mandatory redemption price.

Prior to the first escrow release date, the Notes will be the obligations of the Issuer and will not be guaranteed. From and after the first escrow release date, the Notes will be fully and unconditionally guaranteed on an unsecured basis by the Company and certain of its subsidiaries.

On and after June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes), the Issuer may redeem all or a portion of the Notes, respectively, at its option at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date, if redeemed during the twelve-month period commencing on June 1 of the years indicated below:

2031 Notes		2033 Notes
Period	Redemption Price	Period	Redemption Price
2028	103.500%	2029	103.625%
2029	101.750%	2030	101.813%
2030 and thereafter	100.000%	2031 and thereafter	100.000%

Prior to June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes), the Issuer may, on one or more occasions, redeem all or a portion of the Notes of the applicable series at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus a “make-whole” premium equal to the greater of (i) 1.0% of the principal amount of such Note on such redemption date and (ii) the excess of (A) the present value at such redemption date of the redemption price of such Note on June 1, 2028 (in the case of the 2031 Notes) and on June 1, 2029 (in the case of the 2033 Notes) plus all required remaining scheduled interest payments due on such Note through June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes) (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Adjusted Treasury Rate (as defined in the Indenture), over (B) the principal amount of such Note on the redemption date; plus accrued and unpaid interest, if any, to, the applicable redemption date (subject to the right of holders of record on the applicable record date to receive interest due on the related interest payment date).

In addition, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes of the applicable series at any time prior to June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes), with the net cash proceeds from certain equity offerings at a redemption price equal to 107.000% (in the case of the 2031 Notes) and 107.250% (in the case of the 2033 Notes) of their principal amount, in each case plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to be come due and payable.

The description of the Indenture contained in Item 1.01 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, Supplemental Indenture No. 2031-1 and Supplemental Indenture No. 2033-1, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Base Indenture, dated March 25, 2014, between Kennedy-Wilson, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2014).

4.2	Supplemental Indenture No. 2031-1, dated as of May 29, 2026, by and among Kennedy-Wilson, Inc. and Wilmington Trust, National Association (including Form of 7.000% Senior Notes due 2031 on Exhibit A thereto).

4.3	Supplemental Indenture No. 2033-1, dated as of May 29, 2026, by and among Kennedy-Wilson, Inc. and Wilmington Trust, National Association (including Form of 7.250% Senior Notes due 2033 on Exhibit A thereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger is set forth in the Definitive Proxy Statement filed with the SEC on May 5, 2026 (available here). You may also find additional information about the Company’s directors and executive officers in the Company’s Amendment No. 1 to Form 10-K/A, which was filed with the SEC on April 29, 2026 (available here), under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company may be set forth in other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results and the expected use of proceeds from the offering of the Notes, including the redemption of the 2029 Existing Notes and 2030 Existing Notes and the repurchase of the

2031 Existing Notes. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain any required regulatory approvals for the Merger, including the termination or expiration of any required waiting periods, or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the Merger on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the Merger; (7) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and/or its directors, executive officers or other related persons; (9) other risks that could affect the Company’s business, financial condition or results of operations, including those set forth in the Company’s most recent Annual Report on Form 10-K and any subsequent filings, and (10) other risks to the consummation of the Merger. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s control, and involve known and unknown risks and uncertainties that could cause the Company’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by the Company about its businesses including, without limitation, the risk factors discussed in the Company’s filings with the SEC.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s most recent Annual Report on Form 10-K as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ Justin Enbody
Name:	Justin Enbody
Title:	Senior Executive Vice President, Chief Financial Officer

Date: May 29, 2026